OSI ETF Trust

O’Shares FTSE U.S. Quality Dividend ETF (OUSA)
O’Shares FTSE Russell Small Cap Quality Dividend ETF (OUSM)
O’Shares Global Internet Giants ETF (OGIG)
O’Shares FTSE Europe Quality Dividend ETF (OEUR)

Supplement dated April 13, 2020
to the Prospectus dated October 31, 2019, as supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Funds listed above.

The following information replaces in its entirety the “Market Events Risk” appearing in the section of the Funds’ Prospectus entitled “More Information about the Funds’ Principal Investment Risks”:

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs, supply and demand, and competitive conditions within an industry. In addition, unexpected events and their aftermaths, such as pandemics, epidemics or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. For example, following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences disruption in the creation/redemption process of the Fund because of these policy changes or other for other reasons, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Investors should retain this supplement for future reference.

OSI ETF Trust

O’Shares FTSE U.S. Quality Dividend ETF (OUSA)
O’Shares FTSE Russell Small Cap Quality Dividend ETF (OUSM)
O’Shares Global Internet Giants ETF (OGIG)
O’Shares FTSE Europe Quality Dividend ETF (OEUR)

Supplement dated April 13, 2020
to the Statement of Additional Information (“SAI”) dated October 31, 2019, as supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Funds listed above.

The following information is added to the section of the Funds’ SAI entitled “INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS”:

Market Volatility Risk. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.  An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. Further, certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which a Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which a Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.  Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to a Fund’s NAV. The outbreak could also impair the information technology and other operational systems upon which a Fund’s service providers, including the Adviser and Sub-Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund.  The impact of COVID-19 has adversely affected the economies of many nations and the entire global economy, individual issuers and capital markets in ways that could not be foreseen. In the past, governmental and quasigovernmental authorities and regulators throughout the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect a Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.  Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.

Investors should retain this supplement for future reference.